                                                                    Exhibit 10.8

                          SECOND AMENDED AND RESTATED
                   SECURITIES PURCHASE AND HOLDERS AGREEMENT

          SECOND AMENDED AND RESTATED SECURITIES PURCHASE AND HOLDERS AGREEMENT, dated March 1, 1998 (the "Agreement"), by and among DELCO REMY INTERNATIONAL, INC., a Delaware corporation (formerly known as "DR International, Inc.") (the "Company"); CITICORP VENTURE CAPITAL LTD., a New York corporation ("CVC"); WORLD EQUITY PARTNERS, L.P., a Delaware limited partnership ("WEP"); MASG Disposition, Inc. (formerly known as MASCOTECH AUTOMOTIVE SYSTEMS GROUP, INC.), a Michigan corporation ("Masco"); and the persons named on the signature pages hereto (the "Other Investors"). The individuals listed on Schedule I hereto are sometimes referred to hereinafter as the Original Management Investors (the "Original Management Investors"); and the individuals listed on Schedule II hereto are sometimes referred to hereinafter as the New Management Investors (the "New Management Investors"). CVC, WEP and Masco are sometimes referred to hereinafter individually as an "Institutional Investor" and together as the "Institutional Investors"; the Original Management Investors and New Management Investors are sometimes referred to hereinafter collectively as the "Management Investors"; and CVC, WEP, Masco, the Other Investors and the Management Investors are sometimes referred to hereinafter individually as an "Investor" and collectively as the "Investors.".

          A. The Company and each of the Investors is a party to the Securities Purchase and Holders Agreement dated July 29, 1994 (the "Original Agreement"), which provided, among other things, for the purchase by the Investors of (i) Class A Common Stock, par value $.01 per share ("Class A Common Stock") of the Company, (ii) Class B Common Stock, par value $.01 per share ("Class B Common Stock") of the Company, and/or (iii) a warrant exercisable for 100,000 shares of Class A Common Stock ("Warrant"). The Class A Common Stock and Class B Common Stock are hereinafter referred to together as the "Common Stock" or "Shares." The Original Agreement was amended by the Amended and Restated Securities Purchase Agreement dated December 22, 1997 (the "First Amendment"). This Agreement amends the Original Agreement as amended and restated in the First Amendment.

          B. The Management Investors are employed by the Company and/or its subsidiaries. Each of the Management Investors has purchased shares of Class A Common Stock.

          C. As used herein, the term "Securities" shall mean the Warrant (including shares of Common Stock to be issued upon exercise thereof) and the Common Stock held by any party hereto, including shares of Common Stock and all other securities of the Company (or a successor to the Company) received on account of ownership of the Common Stock, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

          D. The Investors and the Company wish to set forth certain agreements regarding their future relationships and their rights and obligations with respect to the Securities.

                                     Terms
                                     -----

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

        1.1.  Certain Definitions.  As used in this Agreement, the following
        ----  -------------------
terms shall have the following meanings:

          (a) "Affiliate" means with respect to any person, a corporation in which such person owns, directly or indirectly through one or more intermediaries, fifty percent (50%) or more of the outstanding capital stock of such corporation.

          (b)  "Permitted Transferee" means:

               (i) in the case of any Investor or Permitted Transferee who is a natural person, his spouse or children or grandchildren (in each case, natural or adopted), any trust for his benefit or the benefit of his spouse or children or grandchildren (in each case, natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such individual Investor or Permitted Transferee or his spouse or children or grandchildren (in each case, natural or adopted) (or any trust for the benefit of such persons);

               (ii) in the case of any Investor or Permitted Transferee who is, in each case, a natural person, the heirs, executors, administrators or personal representatives upon the death of such Investor or Permitted Transferee or upon the incompetency or disability of such Investor or Permitted Transferee for purposes of the protection and management of his assets;

               (iii) in the case of an Investor or Permitted Transferee who is not a natural person, any Affiliate of such Investor;

               (iv) in the case of any Investor or Permitted Transferee, any person or other entity if such person or other entity takes such Securities pursuant to a sale in connection with a public offering under the Securities Act or following a public offering in open market transactions or under Rule 144 under the Securities Act;

               (v) in the case of CVC, any of its employees, officers or directors;

               (vi) in the case of Masco and its Permitted Transferees, MascoTech Corporation, a Delaware corporation ("MC"), and any corporation in which MC owns, directly or indirectly through one or more intermediaries, one hundred percent (100%) of the outstanding capital stock of such corporation; and

               (vii) in the case of WEP, a distribution of Securities to its limited partners.

                                  ARTICLE II

                            [Intentionally Omitted]



                                  ARTICLE III

                            [Intentionally Omitted]



                                   ARTICLE IV

                         COVENANTS AND REPRESENTATIONS
                         -----------------------------

        4.1. Legend. To the extent required under applicable law, the Warrant and certificates representing the Shares shall bear the following legends in addition to any other legends required under applicable law:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES

          PURCHASE AND HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

        4.2.  Regulatory Compliance Cooperation.  So long as CVC or its
        ----  ---------------------------------
Affiliates beneficially own any of the Securities, before the Company redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, the Company shall give CVC thirty (30) days prior written notice of such pending action. Upon the written request of CVC made within thirty (30) days after its receipt of any such notice, stating that after giving effect to such action CVC would have a Regulatory Problem (as described below), the Company will defer taking such action for such period (not to extend beyond ninety (90) days after CVC's receipt of the Company's original notice) as CVC requests to permit it and its Affiliates to reduce the quantity of Securities held by it and its Affiliates in order to avoid the Regulatory Problem. In addition, the Company will not be a party to any merger, consolidation, recapitalization or other transaction pursuant to which CVC would be required to take any voting securities, or any securities convertible into voting securities, which might reasonably be expected to cause CVC to have a Regulatory Problem. For purposes of this paragraph, a person will be deemed to have a "Regulatory Problem" when such person and such person's Affiliates would own, control or have power over a greater quantity of securities of any kind issued by the Company than are permitted to be owned under any requirement of any governmental authority applicable to such person.

        4.3.  Notation.  A notation will be made in the appropriate transfer
        ----  --------
records of the Company with respect to the restrictions on transfer of the Securities referred to in this Agreement.


                                   ARTICLE V

                               CORPORATE ACTIONS
                               -----------------

        5.1.  Certificate of Incorporation and Bylaws.  Each Investor has
        ----  ---------------------------------------
reviewed the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company in the forms attached hereto as Exhibits A-1 and A-2, respectively, and hereby approves and ratifies the same.

        5.2.  Directors and Voting Agreements.  Each Investor and Permitted
        ----  -------------------------------
Transferee agrees that it shall take, at any time and from time to time, all action necessary (including voting the Class A Common Stock owned by him, her, or it, calling special meetings of stockholders and executing and delivering written consents) to ensure that the Board of Directors of the Company is composed at all times of seven persons as follows: Harold K. Sperlich (so long as he continues to serve as Chairman of the Board of Directors of the Company); one individual nominated by Masco who shall initially be E. H. Billig; two individuals nominated by CVC; James R. Gerrity (so long as he continues to serve as an officer of or a consultant to the Company); Thomas J. Snyder (so long as he continues to serve as President of the Company); and one independent nominated by the Board of Directors; provided,
                                                                   ---------
however, that in the event Masco owns less than seven percent (7%) of the Common
--------
Stock as a result of a sale or sales of such Common Stock by Masco, then Masco shall no longer have the right to nominate a director pursuant to the provisions of this Agreement; and provided, further, however, that in the event CVC owns
                       --------  -------  -------
less than seven percent (7%) of the Common Stock as a result of a sale or sales of such Common Stock by CVC, then CVC shall no longer have the right to nominate a director or directors pursuant to the provisions of this Agreement.

        5.3.  Right to Remove Certain of the Company's Directors.  Each of CVC
        ----  --------------------------------------------------
and Masco, as the case may be, may request that any director nominated by it be removed (with or without cause) by written notice to the other Investors, and, in any such event, each Investor shall promptly consent in writing or vote or cause to be voted all shares of Class A Common Stock now or hereafter owned or controlled by it for the removal of such person as a director. In the event any person ceases to be a director, such person shall also cease to be a member of any committee of the Board of Directors of the Company.

        5.4.  Right to Fill Certain Vacancies in Company's Board.  In the event
        ----  --------------------------------------------------
that a vacancy is created on the Company's Board of Directors at any time by the death, disability, retirement, resignation or removal (with or without cause) of a director nominated by CVC or Masco, as the case may be, or if otherwise there shall exist or occur any vacancy on the Company's Board of Directors in a directorship subject to nomination by CVC or Masco, as the case may be, such vacancy shall not be filled by the remaining members of the Company's Board of Directors but each Investor hereby agrees promptly to consent in writing or vote or cause to be voted all shares of Class A Common Stock now or hereafter owned or controlled by it to elect that individual nominated to fill such vacancy and serve as a director, as shall be designated by CVC or Masco, as the case may be.

        5.5.  Termination of Voting Agreements.  The voting agreements in
        ----  --------------------------------
Section 5.2, 5.3, 5.4 and 5.5 shall terminate on July 28, 2004 unless extended in the manner provided in Section 218 of the General Corporation Law of the State of Delaware.

                                   ARTICLE VI

                          RESTRICTIONS ON TRANSFERS OF
                    SECURITIES HELD BY MANAGEMENT INVESTORS
                    ---------------------------------------

        6.1.  Certain Definitions.  The terms defined below shall have the
        ----  -------------------
following meanings when used in this Article VI:

        (a) "Company" means the Company and all other entities in which the Company from time to time owns, directly or indirectly, fifty percent (50%) or more of the stock or assets.

        (b) "Cause", when used in connection with the termination of a Management Investor's employment with the Company, means the Management Investor's (i) act or acts of dishonesty, moral turpitude or criminality, (ii) failure to perform his duties as an employee as reasonably determined by the Board of Directors of the Company acting in good faith after reasonable notice to such employee by the Board of Directors of the Company and, if so recommended by the Board of Directors, after such employee has not cured such failure after 30 days opportunity to do so, or (iii) willful or deliberate violations of his obligations to the Company (whether such obligations are designated by the Board of Directors or are set forth in an employment agreement) that result in injury to the Company.

        (c) "Permanent Disability" means as used herein, "Total Disability" or "Totally Disabled" shall mean any physical or mental ailment or incapacity as determined by a licensed physician agreed to by the Company and the Management Investor (or, in the event that the Management Investor and the Company cannot so agree, by a licensed physician agreed upon by a physician selected by the Management Investor and a physician selected by the Company), which prevents the Management Investor from performing the duties incident to the Management Investor's employment hereunder which has continued for a period of either (i) ninety (90) consecutive days in any 12-month period or (ii) one hundred eighty
(180) total days in any 12-month period, and which can reasonably be expected to be of permanent duration.

        (d) "Public Offering" means a successfully completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act in respect of the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $20,000,000.

        (e) "Securities" means any and all of the Shares and all other securities of the Company (or a successor to the Company) received on account of ownership of the Shares, including any and all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof which are subject to the Purchase Option at the date of determination.

        6.2.  Restrictions on Transfer.  Notwithstanding anything to the
        ----  ------------------------
contrary contained herein, no Original Management Investor shall effect a Transfer prior to July 29, 1999 of any Securities which at the time of Transfer are subject to the Purchase Option (as hereinafter defined) and no New Management Investor shall effect a Transfer prior to the third anniversary of the "Closing Date" specified for each such New Management Investor (the "Third Anniversary") opposite such person's name on Schedule II hereto, of any Securities which at the time of Transfer are subject to the Purchase Option, other than (i) pursuant to Section 6.3 in connection with the Purchase Option,
(ii) with the consent of the Company (as evidenced by a resolution duly adopted by at least a majority of the non-employee members of the Company's Board of Directors), (iii) to a Permitted Transferee of the Management Investor in question or (iv) in connection with a Public Offering in which such Management Investor is permitted to participate. In exercising the consent and approval provided for in clause (ii), the Company may employ its sole discretion in evaluating the nature of the proposed transferee and the Company may impose such conditions on Transfer as it deems appropriate in its sole discretion, including, but not limited to, requirements that the transferee be an employee of the Company and that the transferee purchase the Management Investor's Securities as a "Management Investor" subject to the restrictions of this
Article VI. In the event any Transfer is authorized pursuant to clause (ii) to an employee of the Company as a "Management Investor," such employee shall execute an agreement, in form and substance satisfactory to the Company, pursuant to which such employee shall agree to be bound by the terms and conditions of this Agreement as were binding upon the transferor of such Shares, and such other provisions as the Company may determine, and upon such execution such employee shall be entitled to the benefit of such provisions hereof and such other provisions as the Company determines and are set forth in such agreement. Any purported Transfer in violation of this Agreement shall be null and void and of no force and effect and the purported transferees shall have no rights or privileges in or with respect to the Company. Notwithstanding the foregoing provisions, each Management Investor agrees that he will not effect a Transfer of any Securities prior to the lapse of such period of time following acquisition thereof as may be required to comply with applicable state securities laws.

          For the purposes of Article VI, the "Permitted Transferees" of a Management Investor shall be (1) the executors, administrators, heirs and distributees of the Management Investor or her or his transferees to whom the Common Stock is Transferred by will or the laws of descent and distribution on account of death, (2) the Management Investor's spouse or children or grandchildren (in each case, natural or adopted) and (3) a trust the beneficiaries of which, a corporation the stockholders and directors of which, or a partnership the limited and general partners of which include only the Management Investor, her or his spouse or her or his children or grandchildren (in each case, natural or adopted); provided, that, as a condition to a Transfer
                                    --------  ----
to any Permitted Transferee such Permitted Transferee shall agree, in writing and in form and substance reasonably satisfactory to the Company, to become bound, and thereby shall become bound, by all the terms of this Agreement applicable to the Management Investor transferring such Securities. The Termination Date (as hereinafter defined) for a Permitted Transferee shall be the Termination Date with respect to the Management Investor who first acquired the Common Stock held by such Permitted Transferee pursuant to this Agreement.

        6.3.  Purchase Option.
        ----  ----------------

        (a)  General Terms.  In the event that on or prior to July 29, 1999 as
        ---  -------------
to the Original Management Investors, or the Third Anniversary as to the New Management Investors, any Management Investor shall cease to be employed by the Company due to retirement, resignation or termination by the Company, with or without Cause, such Management Investor (or his transferees, successors or assigns) shall give prompt notice to the Company of such termination (except in the case of termination by the Company with or without Cause), and the Company, or one or more designee(s) selected by a majority of the members of the Board of Directors, shall have the right and option at any time within 90 days after the later of the effective date of such termination of employment (the "Termination Date") or the date of the Company's receipt of the aforesaid notice, to purchase from such Management Investor, or his transferees, successors or assigns, as the case may be, any or all of the Securities then owned by such Management Investor (and his Permitted Transferees) which the Company then has the right to purchase at the Adjusted Cost Price set forth in Section 6.3(a)(ii) at a purchase price equal to the Option Purchase Price (as hereinafter defined). The Company or its designee(s) shall give notice to the terminated Management Investor (or his transferees, successors or assigns) of its intention to purchase Securities at any time not later than 90 days after the Termination Date. (The right of the Company and its designee(s) set forth in this Section 6.3 to purchase a terminated Management Investor's Securities is hereinafter referred to as the "Purchase Option"). Notwithstanding anything to the contrary contained herein, upon the death or Permanent Disability of a Management Investor, the Purchase Option shall terminate immediately and automatically as to the Securities held by such Management Investor and his Permitted Transferees which, at the time of such Management Investor's death or Permanent Disability were subject to the Purchase Option.

        (i)  Exercise of Purchase Option.  The Purchase Option shall be
        ---  ---------------------------
exercised by written notice to the terminated Management Investor (or his transferees, successors or assigns) signed by an officer of the Company on behalf of the Company or by its designee(s), as the case may be. Such notice shall set forth the number of shares of Common Stock desired to be purchased and shall set forth a time and place of closing which shall be no earlier than 10 days and no later than 60 days after the date such notice is sent. At such closing, the seller shall deliver the certificates evidencing the number of shares of Common Stock to be purchased by the Company and/or its designee(s), accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company and/or its designee(s) good title to such of the Securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company and/or its designee(s) shall deliver to the seller the full amount of the Option Purchase Price for such Securities in cash by certified or bank cashier's check.

        (ii) Option Purchase Price.  Subject to Section 6.3(a)(iii) below, if
        ---- ---------------------
the Management Investor shall be terminated by the Company with or without Cause or shall cease to be employed by the Company by reason of retirement or resignation, the "Option Purchase Price" for the Common Stock to be purchased from such Management Investor pursuant to the Purchase Option (such number of shares of Common Stock being the "Purchase Number") shall equal the price calculated as set forth in the table below opposite the applicable Termination Date of such Management
Investor:

Original Management Investors
-----------------------------

If the Termination Occurs:                           Option Purchase Price
--------------------------                           ---------------------
On or prior to July 29, 1995                         Adjusted Cost Price multiplied by the
                                                     Purchase Number

After July 29, 1995 and on or                        Adjusted Cost Price multiplied by 80% of
prior to July 29, 1996                               the Purchase Number

After July 29, 1996 and on or                        Adjusted Cost Price multiplied by 60% of
prior to July 29, 1997                               the Purchase Number

After July 29, 1997 and on or                        Adjusted Cost Price multiplied by 40% of
prior to July 29, 1998                               the Purchase Number

After July 29, 1998 and on or                        Adjusted Cost Price multiplied by 20% of
prior to July 29, 1999                               the Purchase Number


New Management Investors
------------------------

If the Termination Date Occurs:                         Option Purchase Price
-------------------------------                         ---------------------
On or prior to the first anniversary of the             Adjusted Cost Price multiplied by the
Closing Date                                            Purchase Number

After the first anniversary of the Closing Date,        Adjusted Cost Price multiplied by 66 2/3%
and on or prior to the second anniversary of the        of the Purchase Number
Closing Date

After the second anniversary of the Closing Date,       Adjusted Cost Price multiplied by 33 1/3%
and on or prior to the third anniversary of the         of the Purchase Number
Closing Date

As used herein, "Closing Date" for each New Management Investor means the date specified opposite such person's respective name on Schedule II hereto.

          Notwithstanding anything to the contrary contained herein, in connection with the exercise of any Purchase Option pursuant to Section 6.3, the Company may deduct from the Option Purchase Price paid to any Management Investor the aggregate amount of the outstanding principal and accrued but unpaid interest due on any Promissory Note of such Management Investor to the Company.

          As used herein, "Adjusted Cost Price" for each share of Common Stock means the original purchase price per share for the Management Investor's Common Stock as set forth in Section 1.1 (including any shares of Common Stock which have been converted into other shares of capital stock of the Company, and adjusted for any stock dividend payable upon, or subdivision or combination of, the Common Stock);

                (iii)  Sale in Public Offering.  Share sold in a Public
                -----  -----------------------
Offering will be sold free of the restrictions contained in this Article VI, but this Article VI shall continue to apply in accordance with its terms to all Common Stock not sold in such offering. If less than all of a Management Investor's shares of Common Stock are sold in such an offering, for purposes of any subsequent calculation hereunder of the Option Purchase Price, the Option Purchase Price shall equal the Adjusted Cost Price multiplied by the product of the Adjusted Cost Price Percentage and the Adjusted Purchase Number (as hereinafter defined), where: (w) "Adjusted Purchase Number" means the remainder determined by subtracting the Publicly-Sold Stock from the Purchase Number, (x) "Publicly-Sold Stock" means the total number of shares of Common Stock previously sold by the respective Management Investor in a public offering, and
(z) "Adjusted Cost Price Percentage" means (1) 20% multiplied by the number of years elapsed from July 29, 1994 for the Original Management Investors, and (2) 33 1/3% multiplied by the number of years elapsed from the "Closing Date" specified on Schedule II with respect to the respective New Management Investors.

        (b)  Company's Right of First Refusal.  In the event that, on or prior
        ---  --------------------------------
to July 29, 1999 as to the Original Management Investors, and the Third Anniversary as to the New Management Investors, (i) a Management Investor is no longer employed by the Company; (ii) the Company or its designee has declined to exercise the Purchase Option with respect to any of such Management Investor's Common Stock; and (iii) the Management Investor thereafter proposes to sell any or all of such Common Stock to a third party in a bona fide transaction, the Management Investor may not Transfer such Common Stock without first offering to sell such Common Stock to the Company pursuant to this Section 6.3(b).

        The Management Investor shall deliver a written notice (a "Sale Notice") to the Company describing in reasonable detail the Securities being offered, the name of the offeree, the purchase price requested and all other material terms of the proposed Transfer. Upon receipt of the Sale Notice, the Company, or a designee selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all or any portion of the Securities being offered at the price and on the terms of the proposed Transfer set forth in the Sale Notice. Within 30 days after receipt of the Sale Notice, the Company shall notify such Management Investor whether or not it wishes to purchase any or all of the offered Securities.

        If the Company elects to purchase any of the offered Securities, the closing of the purchase and sale of such Securities shall be held at the place and on the date established by the Company in its notice to the Management Investor in response to the Sale Notice, which in no event shall be less than 10 or more than 60 days from the date of such notice. In the event that the Company does not elect to purchase all the offered Securities, the Management Investor may, subject to the other provisions of this Agreement, Transfer the remaining offered Securities to the offeree specified in the Sale Notice at a price no less than the price specified in the Sale Notice and on other terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 180-day period immediately following the last date on which the Company could have elected to purchase the offered Securities. Any such Securities not transferred within such 180-day period will be subject to the provisions of this Section 6.3(b) upon subsequent Transfer.

        6.4.  Involuntary Transfers.  In the event that the Securities owned by
        ----  ---------------------
any Management Investor shall be subject to sale or other Transfer (the date of such sale or transfer shall hereinafter be referred to as the "Transfer Date") on or prior to July 29, 1999 as to the Original Management Investors, and the Third Anniversary as to the New Management Investors, by reason of (i) bankruptcy or insolvency proceedings, whether voluntary or involuntary, or (ii) distraint, levy, execution or other involuntary Transfer, then such Management Investor shall give the Company written notice thereof promptly upon the occurrence of such event stating the terms of such proposed Transfer, the identity of the proposed transferee, the price or other consideration, if readily determinable, for which the Securities are proposed to be transferred, and the number of shares of Common Stock to be transferred. After its receipt of such notice or, failing such receipt, after the Company otherwise obtains actual knowledge of such a proposed Transfer, the Company, or a designee selected by a majority of the non-employee members of the Board of Directors of the Company, shall have the right and option to purchase all, but not less than all of such Securities which right shall be exercised by written notice given by the Company to such proposed transferor within 60 days following the Company's receipt of such notice or, failing such receipt, the Company's obtaining actual knowledge of such proposed Transfer. Any purchase pursuant to this Section 6.4 shall be at the price and on the terms applicable to such proposed Transfer. If the nature of the event giving rise to such involuntary Transfer is such that no readily determinable consideration is to be paid for the Transfer of the Securities, the price to be paid by the Company shall be the Option Purchase Price that would have been applicable hereunder had the Management Investor incurred a Termination Date as of the date of such proposed Transfer for the Securities. The closing of the purchase and sale of Securities shall be held at the place and the date to be established by the Company, which in no event shall be less than 10 or more than 60 days from the date on which the Company gives notice of its election to purchase the Securities. At such closing, the Management Investor shall deliver the certificates evidencing the number of shares of Common Stock to be purchased by the Company, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer, and any other documents that are necessary to transfer to the Company good title to such of the

Securities to be transferred, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature other than those imposed under this Agreement, and concurrently with such delivery, the Company shall deliver to the Management Investor the full amount of the purchase price for such Securities in cash by certified or bank cashier's check.

        6.5.  [Intentionally omitted]

        6.6.  Purchaser Representative.  If the Company or any Investor enters
        ----  ------------------------
into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Management Investor will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Company. If any Management Investor appoints the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any Management Investor declines to appoint the purchaser representative designated by the Company such Management Investor will appoint another purchaser representative (reasonably acceptable to the Company), and such Management Investor will be responsible for the fees of the purchaser representative so appointed.

        6.7.  [Intentionally omitted]


                                  ARTICLE VII

                              REGISTRATION RIGHTS
                              -------------------

        The Investors shall have registration rights with respect to the Shares as set forth in the Registration Rights Agreement attached hereto as Exhibit B. Each of the Investors agree not to effect any public sale or distribution of any securities of the Company during the periods specified in the Registration Rights Agreement, except as permitted by the Registration Rights Agreement, and each such Investor agrees to be bound by the rights of priority to participate in offerings as set forth therein.



                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

        8.1.  Amendment and Modification.  This Agreement may be amended or
        ----  --------------------------
modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) CVC (so long as CVC and its Affiliates own in the aggregate at least 25% of the outstanding Common Stock on a fully diluted basis) and (iii) the holders of a majority of the outstanding Common Stock on a fully diluted basis (including Shares owned by CVC and its Affiliates); provided, however that the
                                                    --------  -------
provisions of this Agreement which are for the express benefit of Masco cannot be amended, modified or waived, unless Masco also executes such amendment or waiver. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

        8.2.  Survival of Representatives and Warranties.  All representations,
        ----  ------------------------------------------
warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement, regardless of any investigation made by an Investor or on its behalf.

        8.3.  Successors and Assigns; Entire Agreement.  This Agreement and all
        ----  ----------------------------------------
of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them.

        8.4.  Separability.  In the event that any provision of this Agreement
        ----  ------------
or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

        8.5.  Notices.  All notices provided for or permitted hereunder shall
        ----  -------
be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

          If to the Company to:

          Delco Remy International, Inc.
          2902 Enterprise Drive
          Anderson, IN 46013

          Attention:  Thomas J. Snyder, President

          If to CVC, to:
          Citicorp Venture Capital Ltd.
          399 Park Avenue
          14th Floor
          New York, NY 10043
          Attention: Richard M. Cashin, Jr., President with a required copy to:

          Dechert Price & Rhoads
          4000 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia PA 19103
          Attention:  G. Daniel O'Donnell, Esquire

          If to WEP, to:

          World Equity Partners, L.P.
          399 Park Avenue
          New York, NY 10043
          Attention:  Byron L. Knief

          with a required copy to:

          Kirkland & Ellis
          153 East 53rd Street
          New York, NY 10022-4675
          Attention:  Kirk A. Radke, Esquire

          If to Masco, to:

          MASG Disposition, Inc.
          275 Rex Boulevard
          Auburn Hills, MI 48326
          Attention:  E. H. Billig

          with a required copy to:

          Masco Corporation
          21001 Van Borne Road
          Taylor, MI 48180
          Attention:  General Counsel

          If to Sperlich, to:

          Harold K. Sperlich
          3333 West Shore Drive
          Orchard Lake, MI 48324

          If to Gerrity, to:

          James R. Gerrity
          25150 North Windy Walk Drive - #34
          Scottsdale, AZ 85265

          If to the Other Investors or Management Investors or any of them, to their addresses as listed in the books of the Company.

          All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

        8.6.  Governing Law.  The validity, performance, construction and
        ----  -------------
effect of this Agreement shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

        8.7.  Headings.  The headings in this Agreement are for convenience of
        ----  --------
reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

        8.8.  Counterparts.  This Agreement may be executed in two or more
        ----  ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

        8.9.  Further Assurances.  Each party shall cooperate and take such
        ----  ------------------
action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

        8.10.  Termination.  Unless sooner terminated in accordance with its
        -----  -----------
terms, this Agreement shall terminate on July 29, 2004.


        8.11.  Remedies.  In the event of a breach or a threatened breach by
        -----  --------
any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

        8.12.  Party No Longer Owning Securities.  If a party hereto ceases to
        -----  ---------------------------------
own any Securities, such party will no longer be deemed to be an Investor or Management Investor for purposes of this Agreement.

        8.13.  No Effect on Employment.  Nothing herein contained shall confer
        -----  -----------------------
on any Management Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

        8.14.  Pronouns.  Whenever the context may require, any pronouns used
        -----  --------
herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

        8.15.  Effectiveness of Agreement.  This Amended and Restated
        -----  --------------------------
Securities Purchase and Holders Agreement will become effective upon receipt of the approvals of the stockholders as required by Section 8.1 hereto and upon the closing date of the initial public offering ("IPO") of Class A Common Stock of
the Company.   In the event the closing of the IPO has not occurred on or before
December 31, 1997, then this Agreement shall be null and void and of no further force and effect and the Securities Purchase and Holders Agreement dated July 29, 1994 shall remain in effect and be binding upon the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase and Holders Agreement the day and year first above written.

                                    DELCO REMY INTERNATIONAL, INC.



                                    By:/s/ Thomas J. Snyder
                                       _______________________________

                                    Its: President
                                        ______________________________

                                    CITICORP VENTURE CAPITAL LTD.



                                    By: /s/ Michael Delaney
                                       _______________________________

                                    Its:______________________________

                                    WORLD EQUITY PARTNERS, L.P.


                                    By: /s/ Byron Knief
                                       _______________________________

                                    Its:______________________________

                             /s/ Stephen Sherrill
______________________      _________________________
Bruce C. Bruckmann          Stephen Sherrill

/s/ Michael A. Delaney      /s/ Kilin To
______________________      _________________________
Michael A. Delaney          Kilin To

/s/ Peter Gerry             /s/ David Thomas
______________________      _________________________
Peter Gerry                 David Thomas

/s/ Byron Knief             /s/ James A. Urry
______________________      _________________________
Byron Knief                 James A. Urry

                            /s/ Noelle Cournoyer Dourmar
______________________      ____________________________
Thomas McWilliams           Noelle Cournoyer Dourmar

/s/ Harold O. Rosser, II    /s/ Robert Fitzsimmons
______________________      _________________________
Harold O. Rosser, II        Robert Fitzsimmons


/s/ Joseph Silvestri        /s/ David Fann
______________________      _________________________
Joseph Silvestri            David Fann

______________________      _________________________
David Y. Howe               Lyle Lodholtz

______________________      _________________________
David L. Harbert            Nicole Lodholtz

/s/ Robert E. Lawson
______________________      _________________________
Robert E. Lawson            Carl M. Pittner

                            /s/ David Brown
______________________      _________________________
John H. Combes, Jr.         David Brown

/s/ Paul J. Newport         /s/ John M. Mayfield
______________________      _________________________
Paul J. Newport             John M. Mayfield

/s/ M. Lawrence Parker      /s/ Richard M. Cashin, Jr.
______________________      _________________________
M. Lawrence Parker          Richard M. Cashin, Jr.

/s/Richard L. Stanley       /s/Michael W. Cooney
______________________      _________________________
Richard L. Stanley          Michael W. Cooney

/s/Roderick English
______________________      _________________________
Roderick English            James T. Bartleme


______________________      _________________________
Gabrielle Robinson          Peter Romero

/s/David E. Stoll           /s/Thomas R. Jennett
______________________      _________________________
David E. Stoll              Thomas R. Jennett

                            /s/David H. Livingston
______________________      _________________________
William W. Whitney          David H. Livingston

/s/Terry J. Pahls           /s/Richard L. Keister
______________________      _________________________
Terry J. Pahls              Richard L. Keister


______________________      _________________________
William M. Coats            Susan E. Goldy

                            /s/Nick Bozich
______________________      _________________________
Ann S. Coats                Nick Bozich

/s/Patrick Mobouck          /s/Thomas R. Schultz
______________________      _________________________
Patrick Mobouck             Thomas R. Schultz

/s/Mark Kencyzk
______________________      _________________________
Mark Kencyzk                James B. Schultz

/s/Joseph Felicelli         /s/Robert J. Schultz
______________________      _________________________
Joseph Felicelli            Robert J. Schultz

/s/Aldo Fozzati             /s/Susan Hendricks
______________________      _________________________
Aldo Fozzati                Susan Hendricks

/s/Michael C. Alma          /s/Scott R. Sperlich
______________________      _________________________
Michael C. Alma             Scott R. Sperlich

/s/ Donald H. McGiven       /s/ Terryl Sperlich
______________________      _________________________
Donald H. McGiven           Terryl Sperlich


______________________      _________________________
Curtiss H. Nickel           Laurie Graham

/s/ Timothy A. Wills        /s/ J. Brian Graham
______________________      _________________________
Timothy A. Wills            J. Brian Graham

/s/ Thomas J. Snyder        /s/ Scott Graham
______________________      _________________________
Thomas J. Snyder            Scott Graham

/s/ Cynthia S. Cutler       /s/ Colleen Graham
______________________      _________________________
Cynthia S. Cutler           Colleen Graham

/s/ Scott R. Schultz        /s/ Gwen Crawley
______________________      _________________________
Scott R. Schultz            Gwen Crawley

______________________      _________________________
Jane C. Demers              Stephen D. Cashin

______________________
James R. Gerrity

______________________      _________________________
William M. Coats, as        Ann S. Coats, as Trustee
Trustee under the William   under the Ann S. Coats Living
Coats Living Trust,         Trust, dated September 19, 1990
dated September 19, 1990

                            /s/ James R. Gerrity
______________________      _________________________
The David F. Thomas Family  James R. Gerrity, Trustee under
Trust dated                 Living Trust dated March 16, 1990
December 27, 1989

/s/ Harold K. Sperlich
______________________
Harold K. Sperlich, Trustee
under Agreement dated
February 4, 1985, as amended,
with Keith Sperlich, as Settlor

MASG, DISPOSITION, INC.     THE BILLIG FAMILY
                            LIMITED PARTNERSHIP

By:                          By: /s/ E. H. Billing
    -----------------            -----------------
    Name:                        Name:
    Title:                       Title:



63 BR PARTNERSHIP

By: /s/ William Comfort
    -------------------
    Name:
    Title:

CCT PARTNERS I, L.P.        DAISY FARM LIMITED PARTNERSHIP


By: /s/ Thomas Sanders        By: /s/ Thomas J. Snyder
    ------------------            --------------------
     Name:                        Name:
     Title:                       Title:

NATASHA PARTNERSHIP


By:
     -----------------
     Name:
     Title: